DOMINION FUNDS, INC.

FOXHALL GLOBAL TRENDS FUND

SUPPLEMENT TO SUMMARY PROSPECTUS DATED FEBRUARY 15, 2011

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Fund currently has an 80% investment policy, stated below, which policy is to be removed, effective May 1, 2011:

When, based on certain technical market indicators, the Advisor believes that the markets are in a long-term uptrend, the Fund will seek to invest at least 80% of its assets in the securities of companies worldwide of all capitalizations, or through ETFs investing in such securities, that the Fund’s investment advisor believes have potential for capital growth.

The date of this Summary Prospectus Supplement is March 1, 2011